LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2012, OF

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and November 28, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and November 28, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective as of January 1, 2013, the following text replaces any inconsistent information in the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Shareholder fees (fees paid directly from your investment)
Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	N/A
Small account fee[1]	$15

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.72
Distribution and service (12b-1) fees	None
Other expenses	0.33
Total annual fund operating expenses	1.05
Fees waived and/or expenses reimbursed	—[2]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.05

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses for Class 1 shares are not expected to exceed total annual operating expenses for Class A shares. This arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class 1 (with or without redemption at end of period)	107	334	579	1,282

Effective as of January 1, 2013, the following text replaces any inconsistent information in the section titled “More on fund management — Expense limitation” in the fund’s Prospectus:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses for Class 1 shares are not expected to exceed total annual operating expenses for Class A, subject to recapture as described below. This arrangement is expected to continue until December 31, 2014, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager.

Please retain this supplement for future reference.

LMFX015107

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